UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2009

Hyundai Auto Receivables Trust 2009-A
(Issuing Entity)

Hyundai ABS Funding Corporation
(Depositor)

Hyundai Capital America
(Sponsor)

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-144832 333-144832-03	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 594-1579

10550 Talbert Avenue, Fountain Valley, California 92708
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

The Registrant is filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (the “Notes”) by Hyundai Auto Receivables Trust 2009-A described in the Preliminary Prospectus Supplement dated August 26, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c)  Not applicable.

(d) Exhibits

     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of September 2, 2009, as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of September 2, 2009, as to certain tax matters

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:  /s/ Min Sok Randy Park
Name:  Min Sok Randy Park
Title:    Vice President and Secretary

Date:  September 3, 2009

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of September 2, 2009 as to legality

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of September 2, 2009 as to certain tax matters